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                                                                   EXHIBIT 10.10


                            PRODUCT SUPPLY AGREEMENT

This agreement is entered into on this 1st day of November 2002, between Martin Gas Sales LLC (hereinafter referred to as "Seller") with corporate office located at 4200 Stone Road, Kilgore, TX 75662 and Martin Operating Partnership L.P. (hereinafter referred to as "Buyer") with corporate office located at 4200 Stone Road, Kilgore, TX 75662.

         1.       DEFINITIONS

                  1.1 "Product" shall mean 93% or 98% sulfuric acid as shown in Exhibit A.

         2.       AGREEMENT TERM

                  2.1 The term (hereinafter referred to as the "Initial Term") of this Agreement shall be three (3) years beginning on July 1, 2002. After the Initial Term, the term shall automatically renew from year to year, unless either party gives written notice at least thirty (30) days prior to the expiration of the Initial Term or of any renewal term. If any Product deliveries are made before the indicated beginning date, that Product will also be covered by this Agreement.

         3.       QUANTITY

                  3.1 Seller agrees to supply and Buyer agrees to purchase from Seller, 100% of Buyer's Plainview, Texas plant requirements, currently estimated at 8,000 tons per month. Seller also recognizes that Buyer may choose not to run the Plainview, Texas plant based on market conditions and Seller will adjust supply depending on Buyer's needs.

         4.       PRICING

                  4.1 Seller agrees to supply Buyer with Product at a price equal to Seller's best available cost plus $4/short ton.

                  4.2 Additionally, if Seller requires truck tons F.O.B. Buyer's plant, Buyer agrees to provide tons to Seller at Buyer's cost plus $4/ton.

         5.       PAYMENT TERMS

                  5.1 All invoices will be paid net thirty (30) days from shipment by Seller.

         6.       SEVERABILITY

                  6.1 If any provision of this Agreement is found to be illegal or unenforceable,




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                           Such provision shall be deemed not to part of this
                           Agreement and this Agreement shall continue in full force and effect, but shall be interpreted to give effect to the extent feasible to the original written intent of the parties.

         7.       ENTIRE AGREEMENT

                  7.1 This Agreement sets forth the entire Agreement between Seller and Buyer with respect to Product. This Agreement supercedes and cancels all prior and contemporaneous agreements and understanding between the parties, whether oral or written, relating to this product. Exhibit A attached hereto is made a part hereof and are incorporated herein by reference.

         8.       CONTROLLING LAW

                  8.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF the duly authorized parties hereto as of the date first set forth above have duly executed this Agreement.


MARTIN GAS SALES LLC

         By:  Martin Resource Management Corporation
         Its Sole Member

                  By:     /s/ Ruben S. Martin, III
                  Name:   Ruben S. Martin, III
                  Title:  President



MARTIN OPERATING PARTNERSHIP L.P.

By:  Martin Operating GP LLC, its general partner

         By:  Martin Resource LLC, its sole member

                  By:  Martin Resource Management Corporation, its sole member

                           By:    /s/ Ruben S. Martin, III
                           Name:  Ruben S. Martin, III
                           Title: President

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                                   EXHIBIT "A"



                             MARTIN GAS SALES, INC.
                 93% AND 98% GRADE SULFURIC ACID SPECIFICATIONS

                                                               Typical                 Guaranteed Maximum
                             Element                           Analysis                       98%
                             -------                           --------                ------------------
                              H2S04                              98.5%                    97.8 - 99.5%

                              H2S04                              93.5%                    92.8 - 94.2%

                            Iron (Fe)                            15 ppm                        50 ppm

                      Sulphur Dioxide (SO(2))                   <25 ppm                        50 ppm

                            Nitrates                              5 ppm                       <50 ppm

                          Heavy Metals                           <5 ppm                        20 ppm